UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)  January 7, 2004
                                            ---------------


                             American River Holdings
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             (Exact name of registrant as specified in its chapter)



         California                     0-31525                   68-0352144
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


1545 River Park Drive, Suite 107, Sacramento, California                 95815
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code   (916) 565-6100
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Item 5. Other Events.

        American River Holdings announced that effective December 31, 2003 they have consummated the merger of North Coast Bank, National Association with and into American River Holdings subsidiary, American River Bank. North Coast Bank will now operate as division of American River Bank and be known as North Coast Bank, a division of American River Bank. Effective January 7, 2004, American River Holdings also announced that first source capital discontinued operations as a subsidiary of American River Holdings. Similar leasing operations have commenced at American River Bank, known as first source capital, a division of American River Bank.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER HOLDINGS


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
                                    Mitchell A. Derenzo, Chief Financial Officer


January 7, 2004




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